Exhibit 99.1

Bank of America Merrill Lynch 2011 Healthcare Conference May 10, 2011

Disclosure This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Select Medical Today 110 LTAC Hospitals with 4,601 beds in 28 States 945 Outpatient Rehab Clinics in 35 States and the District of Columbia $2.5 Billion Net Revenue LTM Q1 '11 $337 Million Pro Forma Adjusted EBITDA LTM Q1 '111 26,200 Employees in the United States 8 Inpatient Rehab Facilities (IRF) with 552 beds in 5 States and 1 Managed Rehab Unit Note: Statistics as of Mar. 31, 2011 1 Pro Forma Adjusted EBITDA per Credit Agreement, see slide 31 for non-GAAP reconciliation Specialty Hospitals Segment Outpatient Rehabilitation Segment 511 Contract Therapy locations in 31 states and the District of Columbia

Contract Therapy 511 locations 31 states and District of Columbia Note: As of March 31, 2011 Outpatient Rehab 945 clinics 35 states and District of Columbia LTAC 110 hospitals 28 states Inpatient Rehab 8 hospitals/1 unit 5 states WA OR CA MT ID NV AZ WY UT CO NM TX ND SD NE KS OK MN LA AR IA WI MI MS IN FL GA SC NC TN KY OH PA VT ME NH NJ AL IL VA WV DE NH MA CT NY MO 1 3 4 3 1 9 5 5 1 3 1 5 3 1 1 3 15 2 9 5 10 1 3 3 101 58 65 95 1 40 13 26 1 22 20 27 6 73 MD DC 2 22 8 165 4 1 5 34 11 62 1 11 14 14 5 AK 17 64 23 41 15 4 6 9 25 57 8 9 6 2 18 1 16 13 24 3 3 1 5 39 2 2 ME 2 1 6 2 7 1 1 12 RI 2 33 1 1 1 2 2 1 132 1 2 1 1 2 17 Significant Scale and Breadth

Recent Events Acquisition of Regency Hospital Company - closed September 1, 2010 23 LTAC Hospitals in 9 states Baylor Health System - Closed April 1, 2011 $100.0 million Share Buyback Program Miami Rehab addition - January 1, 2011

Operating and Growth Strategy Organic Joint Venture Acquisition LTAC - maturing new hospitals Regency- margin improvement Outpatient Rehab - margin improvement Draw on reputation for JV development Expand into existing and contiguous markets Focus on leading systems and university hospitals 1 to 2 per year Made opportunistic acquisition Regency Hospital Company

(2003) (1999) Strong Track Record of Growth Company has Struck the Right Balance of Both Organic and Acquisitive Growth De Novo - 63 specialty hospitals and 307 outpatient clinics opened since inception - Q1 '11 Acquisitions - 86 specialty hospitals acquired since inception - Q1 '11 ATH and Intensiva (1998) LBO Outpatient Division IPO (2001) Founded (Nov 1996) (2005) IPO (2009) (2010) (2007) Announced

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix Commercial Payors and Other 89% Medicare/ Medicaid 11% Commercial & Other Medicare East 34 66 West Medicare/ Medicaid 66% Commercial Payors and Other 34% Note: LTM Q1 '11

Segment Overview

Major provider of LTACH services in U.S. 110 hospitals 80 are hospital-in-hospital (2,754 beds) 29 are freestanding (1,847 beds) 1 managed freestanding hospital LTACHs Overview Note: As of Mar. 31, 2011 Overview of LTACHs Maturing New Hospitals New Hospitals Added 2008-09 ? 10 LTACs and 2 Rehab Adjusted EBITDA 2008 ($25.0)M Adjusted EBITDA 2009 ($ 1.6)M Adjusted EBITDA 2010 $ 8.3 M Adjusted EBITDA Q1 2011 $ 6.1 M LTACH Inpatient Rehab Outpatient Rehab Contract Therapy

Regency Acquisition On September 1, 2010, Select closed the acquisition of Regency Hospitals for $210M less assumed liabilities 23 long-term acute care hospitals with 898 licensed beds in 9 states Corporate services and back office functions fully integrated Synergies and margin enhancement Corporate Costs Pre-Acquisition - $ ? 25M Post acquisition - $ ? 4-5M Facility level - Margins LTACH Inpatient Rehab Outpatient Rehab Contract Therapy

LTAC Hospital Regulatory Environment Summary MMSEA 2007 - extended through December 2012 Hospital in Hospital Rules - suspended at 50% Very Short Stay Outlier Rule - suspended Moratorium on new LTAC hospital licenses Future - post-2012 Patient/Facility Criteria (Supported by Industry, AHA, FAH, etc.) Extension of 2012 legislation (status quo) Lapse (25% Rule introduction, de novo facilities) LTACH Inpatient Rehab Outpatient Rehab Contract Therapy

Specialty Hospitals Inpatient Rehabilitation

Rehabilitation Hospitals Eight hospitals - 552 beds, one managed unit Kessler Institute (3) Penn State Hershey Rehabilitation (1) SSM Rehabilitation (1) Dallas, TX area (2) Miami, FL (1) Baylor Joint Venture closed April 1, 2011 2 I/P rehab hospitals and 3 I/P rehab units 30 outpatient clinics LTACH Inpatient Rehab Contract Therapy Outpatient Rehab

Rehab Overview - Kessler Institute Founded in 1948 Largest licensed rehab hospital in U.S. (three campuses) 18 consecutive years U.S. News & World Report best hospital One of six rehab hospitals in U.S. to have model system designation for head injury and spinal cord injury LTACH Inpatient Rehab Contract Therapy Outpatient Rehab #1 Rehabilitation Institute of Chicago, Chicago, IL #2 Kessler Institute for Rehabilitation, West Orange, NJ #3 University of Washington Medical Center, Seattle, WA #4 Spaulding Rehabilitation Hospital, Boston, MA #5 TIRR Memorial Hermann, Houston, TX #6 Mayo Clinic, Rochester, MN #7 Craig Hospital, Englewood, CO #8 Rusk Institute, NYU Langone Medical Center, New York, NY #9 Shepherd Center, Atlanta, GA #10 Moss Rehab, Elkins Park, PA #11 Ohio State University Hospital, Columbus, OH #12 Thomas Jefferson University Hospital, Philadelphia, PA #13 National Rehabilitation Hospital, Washington, DC #14 Johns Hopkins Hospital, Baltimore, MD #15 UPMC-University of Pittsburgh Medical Center, Pittsburgh, PA #16 Mount Sinai Medical Center, New York, NY #17 Rancho Los Amigos National Rehabilitation Center, Downey, CA #18 Baylor Institute for Rehabilitation, Dallas, TX #19 University of Michigan Hospitals and Health Centers, Ann Arbor, MI #20 Virginia Commonwealth University Medical Center, Richmond, VA Kessler Overview U.S. News & World Report Best Rehabilitation Hospital Rankings 2010-2011

Rehab JV Overview 80 inpatient rehab beds 33 outpatient locations (18 SSM, 15 Select) 6 contract therapy locations/4 onsite rehab locations 3 occupational health clinics 3 day institute clinics Construction of new 60 bed facility on SSM DePaul Campus ; expands bed capacity to 95 upon completion Expansion of rehab services to network Two inpatient rehab hospitals with 136 beds Three managed inpatient rehab units with 57 beds 30 outpatient locations (Select 19 & Baylor 11) Expect immediate growth in the Outpatient business LTACH Inpatient Rehab Contract Therapy Outpatient Rehab 54 bed rehab facility

Inpatient Rehabilitation Regulatory Environment Stable 75% Rule issue resolved in 2007 part of MMSEA frozen at 60% 10/1/10 net 1.7% increase in Medicare rates LTACH Inpatient Rehab Contract Therapy Outpatient Rehab

Outpatient Rehabilitation Segment Outpatient Rehab Clinics

Outpatient Rehabilitation Clinics

LTACH
Inpatient Rehab
Outpatient Rehab
Contract Therapy

Outpatient Rehab Facilities

(Number of Facilities)


Select Medical Corporation
945
Physiotherapy Associates
≃ 600
USPh
397
ATI Physical Therapy
104
HEALTHSOUTH
32

Outpatient Margin Opportunity

- Continue to expand former HealthSouth clinics' EBITDA margins
  - 2009 EBITDA margin differential – greater than 5%
  - 2010 EBITDA margin differential – greater than 3%
  - Former HealthSouth clinics' revenue – ≃ $200M
- Joint Venture outpatient opportunities

Source: Company public filings and websites as of Mar. 31, 2011.

19

Outpatient Rehabilitation 117 locations Philadelphia/South Jersey 78 locations North Jersey LTACH Outpatient Rehab Inpatient Rehab Contract Therapy

Outpatient Rehabilitation - St. Louis, MO 39 locations LTACH Outpatient Rehab Inpatient Rehab Contract Therapy

Outpatient Rehabilitation Regulatory Environment Commercial - Stable Medicare MPPR changes to therapy payments (effective Jan. 2011) 25% reductions to practice expense component for 2nd and subsequent codes Contract Therapy rates LTACH Outpatient Rehab Inpatient Rehab Contract Therapy

Outpatient Rehabilitation Segment Contract Therapy

Contract Services 511 contracts in 31 states and the District of Columbia LTM Q1 '11 Revenue $152.8M Strong ROI with organic growth only LTACH Inpatient Rehab Outpatient Rehab Contract Therapy

Financial Overview

Revenue Specialty Outpatient Other 2008 1488.4 664.8 0.2 2009 1557.8 681.9 0.2 2010 1702.2 688 0.1 Q1 2010 412 173 0 Q1 2011 520 173 0 EBITDA Specialty Outpatient 2008 236 77 2009 253 77 2010 259 71 Q1 2010 73 18 Q1 2011 87 19 $2,390 $2,240 $2,153 Historical Net Revenue and Adjusted EBITDA Note: In Millions * 2010 EBITDA is credit agreement EBITDA Pro Forma for Regency CAGR 5.4% CAGR 10.6% $331* $330 $270 $91 $585 Net Revenue Adjusted EBITDA $693 $106 18.5% 16.5%

2008 2009 2010 Q1 2010 Q1 2011 Revenue 236 290 301 83 100 EBITDA 0.159 0.186 0.167 0.201 0.193 EBITDA Growth and Margin Stability Specialty Hospitals Adj. EBITDA / Adj. EBITDA Margin Outpatient Rehabilitation Adj. EBITDA / Adj. EBITDA Margin Growth in Admissions/Visits Supports Adj. EBITDA Growth and Margin Stability Note: Does not account for general and administrative services and non-healthcare services which accounted for $(43), $(49) and $(54) million for 2008, 2009 and 2010 respectively . 2010 specialty hospital & general and administrative adjusted for credit agreement Pro Forma EBITDA . ($ in millions) ($ in millions) Admissions 41,177 42,674 45,990 11,101 13,810 2008 2009 2010 Q1 2010 Q1 2011 Revenue 77 89 84 21 21 EBITDA 0.116 0.131 0.122 0.119 0.124 Visits 4,533,727 4,502,049 4,567,153 1,125,958 1,138,700 20.1% 19.3% 11.9% 12.4%

Key Financial Metrics Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of this computation, outpatient rehabilitation clinic revenue does not include contract services revenue 2006 2008 2009 2010 Q1 2010 Q1 2011 Revenue 94 102 102 101 101 103 EBITDA 2972 4534 4502 4567 1126 1139 2006 2008 2009 2010 Q1 2010 Q1 2011 Revenue 1392 1444 1495 1474 1491 1514 EBITDA 40 41 43 46 11 14

Free Cash Flow Free Cash Flow1 Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment 1 See slide 31 for non-GAAP reconciliation Intense Focus on Free Cash Flow Generation ($ in millions)

Appendix: Additional Materials

2008 2009 2010 LTM Q1 '11 Net Income $ 25 $ 79 $ 82 $ 92 (+) Income tax 26 37 42 51 (+) Equity in losses of unconsolidated subsidiaries - - 1 1 (+/-) Other expense / (income) - 1 (1) (1) (+) Interest expense, net 146 132 112 108 (-/+) (Gain) / Loss on debt retirement (1) (13) - - (+) Depreciation and Amortization 72 71 69 68 (+) Stock Based Compensation 2 23 2 3 Adjusted EBITDA $ 270 $ 330 $ 307 $ 322 (+) Credit Agreement adjustments 24 15 Pro Forma Adjusted EBITDA* $ 331 $ 337 Net Cash Provided by Operating Activities $ 107 $ 166 $ 145 $ 155 (-) Purchase of Property and Equipment 56 58 52 51 Free Cash Flow $ 51 $ 108 $ 93 $ 104 Non-GAAP Reconciliation ($ in millions) * Note: Pro Forma Adjusted EBITDA per the current Credit Agreement (includes pro forma for Regency and less cash non-controlling interest).